Supplement Dated January 19, 2016
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that, effective February 8, 2016, the name of several funds will be changed, according to the table below. The investment advisor and investment objective of these funds will not change.

CURRENT FUND NAME	NEW FUND NAME

LVIP Dimensional International Core Equity Managed Volatility Fund	LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund	LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Ivy Mid Cap Growth Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund	LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP UBS Large Cap Growth Managed Volatility Fund	LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Please retain this Supplement for future reference.